Exhibit 99.1
PRESS RELEASE

FOR IMMEDIATE RELEASE
CONTACT: Andrew Zaref
(212) 373-5311
WESTWOOD ONE, INC. REPORTS OPERATING RESULTS FOR THE
FIRST QUARTER 2007
COMPANY RETURNS TO REPORTING NET INCOME
New York, NY — May 8, 2007 — Westwood One, Inc. (NYSE: WON) announced today that revenues for the first quarter of 2007 were $109.4 million compared with $120.8 million for the first quarter of 2006, a decrease of 9.4%. The decrease in revenues is primarily attributable to adverse market conditions, a reduced demand for the Company’s products and services, and increased competition. The Company experienced a 10.7% decline in revenues from national advertisements partially attributable to non comparable revenues derived from our exclusive broadcast of the 2006 Winter Olympics from Torino, Italy, and a 7.9% decline in revenues from local/regional commercial advertisements.
Operating expenses for the first quarter of 2007 were $102.1 million compared with operating expenses of $120.9 million for the first quarter of 2006, a decline of 15.6%. The reduced operating expenses are attributable to lower programming and production costs, including the elimination of the infrequent and unusual costs associated with our exclusive broadcast of the 2006 Winter Olympics from Torino, Italy, lower distribution costs, and lower payroll and related benefit costs. In addition, the Company has curtailed certain discretionary expenses.
Net income for the first quarter of 2007 was approximately $700,000 ($0.01 per basic and diluted share) compared with net loss of $3.5 million ($0.04 per basic and diluted share) for the first quarter of 2006.
Capital expenditures for the first quarter of 2007 were approximately $900,000, compared with approximately $1.5 million for the comparable quarter of 2006.
Non-GAAP(1) free cash flow for the first quarter of 2007 was $4.8 million compared with approximately $100,000 for the first quarter of 2006. On a non-GAAP per diluted share basis, free cash flow per share for the first quarter of 2007 increased to $0.06 from $0.00 for the first quarter of 2006.
The Board of Directors has elected to discontinue the payment of a dividend and evaluate its reinvestment opportunities and resources while the Company continues the process of negotiating and documenting the modification and extension of its various agreements with CBS Radio. Further declarations of dividends, if any, will be at the discretion of the Company’s Board of Directors.

(1)
All non-GAAP amounts have been adjusted from comparable GAAP measures. A description of all adjustments and reconciliations to comparable GAAP measures for all periods presented are included within this communication.

Second Quarter 2007 Outlook
For the second quarter of 2007, the Company expects low double digit declines in revenue and low to mid single digit declines in operating expenses, resulting in double digit declines in operating income before depreciation and amortization.
About Westwood One
Westwood One provides over 150 news, sports, music, talk, entertainment programs, features and live events. Through its subsidiaries, Metro Networks/Shadow Broadcast Services, Westwood One provides analog and digital local content to the radio and TV industries including news, sports, weather, traffic, video news services and other information. SmartRoute Systems manages traffic information centers for state and local departments of transportation, and markets traffic and travel content to wireless, Internet, in-vehicle navigation systems and voice portal customers. Westwood One serves more than 5,000 radio stations. Westwood One, Inc. is managed by CBS Radio Inc. (previously Infinity Broadcasting Corporation), a wholly-owned subsidiary of CBS Corporation.
Availability of Annual Report on Form 10-K
On April 30, 2007, the Company filed an amendment on Form 10-K/A to its Form 10-K for the sole purpose of including the Part III information previously incorporated by reference. A copy of the Form 10-K/A can be obtained at no cost on the Company’s website, www.westwoodone.com, or on the SEC’s website. A copy of the Company’s Form 10-K/A is also available in print at no cost to any Company shareholder upon request.
Forward Looking and Other Information
Certain statements in this release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “expect,” “anticipate,” “estimates” and “forecast” and similar words or expressions are intended to identify such forward-looking statements. In addition any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this release include, but are not limited to: changes in economic conditions in the U.S. and in other countries in which Westwood One, Inc. currently does business (both generally and relative to the broadcasting industry); advertiser spending patterns, including the notion that orders are being placed in close proximity to air, limiting visibility of demand; changes in the level of competition for advertising dollars; significant modifications to the Company’s agreements with CBS Corporation; technological changes and innovations; fluctuations in programming costs; shifts in population and other demographics; changes in labor conditions; and changes in governmental regulations and policies and actions of federal and state regulatory bodies. Other key risks are described in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s annual report on Form 10-K for the year ending December 31, 2006. Except as otherwise stated in this news announcement, Westwood One, Inc. does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

WESTWOOD ONE, INC.
SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION
The tables which appear below set forth the Company’s operating income before depreciation and amortization for the three month period and year ended March 31, 2007 and 2006. The Company defines “operating income before depreciation, amortization and goodwill impairment” as net income adjusted to exclude the following line items presented in its Statement of Operations: income taxes; interest expense and depreciation and amortization and the unusual and infrequent non-cash goodwill impairment. While this non-Generally Accepted Accounting Principles (“GAAP”) measure has been relabeled to more accurately describe in the title the method of calculation of the measure, the actual method of calculating the measure now labeled operating income before depreciation, amortization and goodwill impairment is unchanged from the method previously used to calculate the measure formerly labeled EBITDA or operating cash flow in prior disclosures.
The Company uses operating income before depreciation, amortization and goodwill impairment among other things, and possibly with additional adjustments, to evaluate the Company’s operating performance, to value prospective acquisitions, and as one of several components of incentive compensation targets for certain management personnel, and this measure is among the primary measures used by management for planning and forecasting of future periods. This measure is an important indicator of the Company’s operational strength and performance of its business because it provides a link between profitability and operating cash flow. The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by the Company’s management, helps improve their ability to understand the Company’s operating performance and makes it easier to compare the Company’s results with other companies that have different financing and capital structures or tax rates. In addition, this measure is also among the primary measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in its industry. The Company has elected not to adjust this measure for the impact of the adoption of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised 2004) “Share-Based Payment” (“SFAS 123R”) and the Company has provided what it believes to be relevant supplemental information in this communication for analysis by others to fit their particular needs. Operating cash flow used to determine compliance with debt covenants is defined within those agreements.
Since operating income before depreciation, amortization and goodwill impairment is not a measure of performance calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, net income as an indicator of operating performance. Operating income before depreciation, amortization and goodwill impairment as the Company calculates it, may not be comparable to similarly titled measures employed by other companies. In addition, this measure does not necessarily represent funds available for discretionary use, and is not necessarily a measure of the Company’s ability to fund its cash needs. As operating income before depreciation, amortization and goodwill impairment excludes certain financial information compared with net income, the most directly comparable GAAP financial measure, users of this financial information should consider the types of events and transactions which are excluded. As required by the SEC, the Company provides below a reconciliation of operating income before depreciation, amortization and goodwill impairment to net income, the most directly comparable amount reported under GAAP.

WESTWOOD ONE, INC.
SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION
(In millions)

	Three Months Ended
	March 31,
	2007	2006
Operating income before depreciation and amortization	$12.3	$5.0
Depreciation and amortization	5.0	5.1

Operating (loss)/income	7.3	(0.1)
Interest expense and other	6.1	5.9

(Loss)/income before income taxes	1.2	(6.0)
Income taxes	0.5	(2.5)

Net (loss)/income	$0.7	$(3.5)

Free cash flow is defined by the Company as net income plus depreciation and amortization less capital expenditures. The Company uses free cash flow, among other measures, to evaluate its operating performance. Management believes free cash flow provides investors with an important perspective on the Company’s cash available to service debt and the Company’s ability to make strategic acquisitions and investments, maintain its capital assets, repurchase its common stock and fund ongoing operations. As a result, free cash flow is a significant measure of the Company’s ability to generate long term value. The Company believes the presentation of free cash flow is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. In addition, free cash flow is also a primary measure used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in its industry. Free cash flow per fully diluted weighted average shares outstanding is defined by the Company as free cash flow divided by the fully diluted weighted average shares outstanding.
As free cash flow is not a measure of performance calculated in accordance with GAAP, free cash flow should not be considered in isolation of, or as a substitute for, net income as an indicator of operating performance or net cash flow provided by operating activities as a measure of liquidity. Free cash flow, as the Company calculates it, may not be comparable to similarly titled measures employed by other companies. In addition, free cash flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of the Company’s ability to fund its cash needs. In arriving at free cash flow, the Company adjusts operating cash flow to remove the impact of cash flow timing differences to arrive at a measure which the Company believes more accurately reflects funds available for discretionary use. Specifically, the Company adjusts operating cash flow (the most directly comparable GAAP financial measure) for capital expenditures, deferred taxes and certain other non-cash items in addition to removing the impact of sources and or uses of cash resulting from changes in operating assets and liabilities. Accordingly, users of this financial information should consider the types of events and transactions which are not reflected. The Company provides below a reconciliation of free cash flow to the most directly comparable amount reported under GAAP, net cash flow provided by operating activities.

WESTWOOD ONE, INC.
SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION
(In millions except per share amounts)
The following table presents a reconciliation of the Company’s net cash flow provided by operating activities to free cash flow:

	Three Months Ended
	March 31,
	2007	2006
Net Cash Provided by Operating Activities	$16.6	$17.0
Plus (Minus):
Changes in Assets and Liabilities
Accounts Receivable	(16.5)	(26.7)
Prepaid & Other Assets	(0.6)	(7.0)
Deferred Revenue	0.6	1.2
Income Taxes Payable and Prepaid Income Taxes	7.2	30.8
Accounts Payable and Accrued and Other Liabilities	9.6	(11.0)
Amounts Payable to Related Parties	(8.6)	(0.7)
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Deferred Taxes	0.3	1.5
Amortization of Deferred Financing Costs	(0.1)	(0.1)
Non-cash Stock Compensation	(2.8)	(3.4)
Capital Expenditures	(0.9)	(1.5)

Free Cash Flow	$4.8	$0.1

Fully Diluted Weighted Average Shares Outstanding	86,079	86,184

Free Cash Flow per Fully Diluted Weighted Average Shares Outstanding	$0.06	$0.00

WESTWOOD ONE, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)

	March 31	December 31,
	2007	2006
	(Unaudited)

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,362	$11,528
Accounts receivable, net of allowance for doubtful accounts of $5,053 (2007) and $4,387 (2006)	99,042	115,505
Warrants, current portion	9,706	9,706
Prepaid and other assets	12,842	12,483

Total Current Assets	126,952	149,222
PROPERTY AND EQUIPMENT, NET	35,906	37,353
GOODWILL	464,114	464,114
INTANGIBLE ASSETS, NET	4,030	4,225
OTHER ASSETS	37,994	41,787

TOTAL ASSETS	$668,996	$696,701

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$23,516	$35,425
Amounts payable to related parties	34,902	26,344
Deferred revenue	7,559	8,150
Income taxes payable	—	6,149
Accrued expenses and other liabilities	45,898	43,841

Total Current Liabilities	111,875	119,909

LONG-TERM DEBT	347,121	366,860
OTHER LIABILITIES	6,811	7,001

TOTAL LIABILITIES	$465,807	$493,770

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Preferred stock: authorized 10,000,000 shares, none outstanding	—	—
Common stock, $.01 par value: authorized, 300,000,000 shares; issued and outstanding, 86,079,828 (2007) and 85,996,019 (2006)	861	860
Class B stock, $.01 par value: authorized, 3,000,000 shares; issued and outstanding, 291,796 (2007 and 2006)	3	3
Additional paid-in capital	291,081	291,851
Unrealized gain on available for sale securities	4,882	4,570
Accumulated (deficit) earnings	(93,638)	(94,353)

TOTAL SHAREHOLDERS’ EQUITY	203,189	202,931

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$668,996	$696,701

WESTWOOD ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31
	2007	2006

NET REVENUES	$109,373	$120,772

Operating Costs (includes related party expenses of $18,943 and $21,396, respectively and equity based compensation of $1,376 and $1,763, respectively)	92,850	110,810

Depreciation and Amortization (includes related party warrant amortization of $2,427 and $2,427, respectively)	5,031	5,122

Corporate General and Administrative Expenses (includes related party expenses of $830 and $789, respectively and equity based compensation of $1,379 and $1,622 respectively)	4,230	4,980

	102,111	120,912

OPERATING INCOME (LOSS)	7,262	(140)
Interest Expense	6,097	5,988
Other Income	—	(109)

INCOME (LOSS) BEFORE INCOME TAXES	1,165	(6,019)
INCOME TAXES	450	(2,492)

NET INCOME (LOSS)	$715	$(3,527)

EARNINGS (LOSS) PER SHARE:
COMMON STOCK
BASIC	$0.01	$(0.04)

DILUTED	$0.01	$(0.04)

CLASS B STOCK
BASIC	$0.02	$0.08

DILUTED	$0.02	$0.08

WEIGHTED AVERAGE SHARES OUTSTANDING:
COMMON STOCK
BASIC	86,072	86,184

DILUTED	86,079	86,184

CLASS B STOCK
BASIC	292	292

DILUTED	292	292

WESTWOOD ONE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2007	2006

CASH FLOW FROM OPERATING ACTIVITIES:
Net income (loss)	$715	$(3,527)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,031	5,122
Deferred taxes	(257)	(1,455)
Non-cash stock compensation	2,755	3,385
Amortization of deferred financing costs	121	84

	8,365	3,609
Changes in assets and liabilities:
Accounts receivable	16,463	26,682
Prepaid and other assets	624	7,049
Deferred revenue	(591)	(1,224)
Income taxes payable and prepaid income taxes	(7,167)	(30,821)
Accounts payable and accrued expenses and other liabilities	(9,603)	11,004
Amounts payable to related parties	8,558	714

Net Cash Provided By Operating Activities	16,649	17,013

CASH FLOW FROM INVESTING ACTIVITIES:
Capital expenditures	(906)	(1,532)
Acquisition of companies and other	—	55

Net Cash Used in Investing Activities	(906)	(1,477)

CASH FLOW FROM FINANCING ACTIVITIES:
Issuance of common stock under equity based compensation plans	—	302
Borrowings under bank and other long-term obligations	10,000	—
Debt repayments and payments of capital lease obligations	(30,178)	(167)
Dividend payments	(1,731)	(8,616)
Repurchase of common stock	—	(11,044)

Net Cash Used in Financing Activities	(21,909)	(19,525)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(6,166)	(3,989)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	11,528	10,399

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$5,362	$6,410